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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
                                             October 21, 2005 (October 20, 2005)
                                             -----------------------------------


                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
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             (Exact name of Registrant as Specified in its Charter)


          Maryland                     001-13417                  13-3950486
          --------                     ---------                  ----------
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)

            200 Metroplex Drive, Suite 100, Edison, New Jersey 08817
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                    (Address of Principal Executive Offices)



Registrant's telephone number, including area code         (732) 548-0101
                                                   -----------------------------


                  379 Thornall Street, Edison, New Jersey 08837
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 8 - OTHER EVENTS

ITEM 8.01.  OTHER EVENTS.

On October 20, 2005, the Company issued a press release announcing its assessment of its exposure from hurricanes Katrina and Rita on its current portfolio of mortgage securities and mortgage loans. A copy of the release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)         Exhibits.

      99.1        Press Release, dated October 20, 2005.

                          [signature on following page]
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HANOVER CAPITAL MORTGAGE HOLDINGS, INC.


Date:  October 21, 2005                   By:/s/ Harold F. McElraft
                                             -----------------------------------
                                             Harold F. McElraft, Chief Financial
                                             Officer and Treasurer



                                       2
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                                INDEX TO EXHIBITS

EXHIBIT NO.            DESCRIPTION
-----------            -----------
Exhibit 99.1           Press Release, dated October 20, 2005.